UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 14, 2006
Enesco Group, Inc.
(Exact name of registrant as specified in its charter)

Illinois	001-09267	04-1864170

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Windsor Drive, Itasca, IL	60143

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 875-5300
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On February 10, 2006, Enesco Group, Inc. amended its Standards of Business Conduct and Ethics (“Standards”), which have been posted on www.enesco.com. The Company updated the Standards in connection with management’s periodic review to reflect current developments in employment laws, including such areas as equal employment opportunity, affirmative action, sexual harassment and other workplace harassment issues. The Company also consolidated its policies from two co-existing policies into one comprehensive statement.
The Company’s Standards are attached as Exhibit 99.1 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
99.1 Enesco Group, Inc. Standards of Business Conduct and Ethics 2006: Adopted February 10, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enesco Group, Inc.
(Registrant)

Date: February 14, 2006	By:	/s/ Cynthia Passmore

Cynthia Passmore
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Enesco Group, Inc. Standards of Business Conduct and Ethics 2006: Adopted February 10, 2006.